UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 30, 2015

FUEL PERFORMANCE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25367	88-0357508
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

7777 Bonhomme, Suite 1920 St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 863-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 30, 2015, Fuel Performance Solutions, Inc. (the “Company”) elected Glenn Carr to its Board of Directors.

Glenn Carr is the son of Rex Carr, a recently deceased Director of the Company.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL PERFORMANCE SOLUTIONS, INC.

Dated: April 30, 2015	By:	/s/ Jonathan R. Burst
	Name:	Jonathan R. Burst
	Title:	Chief Executive Officer